# Straight Path Communications Inc.
# (NYSE MKT: STRP)

STRAIGHTPATH
CONNECTING PEOPLE WITH INTEGRITY

## Investor Presentation
## December 2013

# SAFE HARBOR

*This presentation contains forward-looking statements. Statements that are not historical facts are forward-looking statements and such forward-looking statements are statements made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Examples of forward-looking statements include:*

- *statements about Straight Path Communications Inc.'s future performance;*
- *projections of Straight Path Communications Inc.'s results of operations or financial condition;*
- *statements regarding Straight Path Communications Inc.'s plans, objectives or goals, including those relating to its strategies, initiatives, competition, acquisitions, dispositions and/or its products; and*

*Words such as "believe," "anticipate," "plan," "expect," "intend," "target," "estimate," "project," "predict," "forecast," "guideline," "aim," "will," "should," "likely," "continue" and similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements. Readers are cautioned not to place undue reliance on these forward-looking statements and all such forward-looking statements are qualified in their entirety by reference to the following cautionary statements.*

*Forward-looking statements are based on Straight Path Communications Inc.'s current expectations, estimates and assumptions and because forward-looking statements address future results, events and conditions, they, by their very nature, involve inherent risks and uncertainties, many of which are unforeseeable and beyond Straight Path Communications Inc.'s control. Such known and unknown risks, uncertainties and other factors may cause Straight Path Communications Inc.'s actual results, performance or other achievements to differ materially from the anticipated results, performance or achievements expressed, projected or implied by these forward-looking statements.*

*These factors include those discussed under the headings "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations in Straight Path Communications Inc.'s filings made with the Securities and Exchange Commission.*

*Straight Path Communications Inc., cautions that such factors are not exhaustive and that other risks and uncertainties may cause actual results to differ materially from those in forward-looking statements.*

*Forward-looking statements speak only as of the date they are made and are statements of current expectations concerning future results, events and conditions and neither Straight Path Communications, Inc., is not under any obligation to update any of the forward-looking statements, whether as a result of new information, future events or otherwise.*

Straight Path Communications was spun off from IDT (NYSE: IDT) on August 1, 2013 with two intangible assets that have significant upside potential.

- **Straight Path Spectrum** (SPS) – Holds nearly 1,000 FCC spectrum licenses providing wireless coverage across the entire United States. Industry growth of small cell deployment provides a next generation solution for the networks of the future.
- **Straight Path IP Group** (SPIPG) – Holds and provides licenses for efficient communications over the Internet to VoIP providers and products and services that allow for the transmission of data over the Internet.

| **Stock Information** *(as of 11/29/13)* | |
|---|---|
| NYSE MKT | STRP |
| Stock Price | $7.90 |
| Market Cap | $92.80MM |
| Shares Outstanding | 11.76MM |



# INVESTMENT CONSIDERATIONS

STRAIGHTPATH

- **IDT has a successful track record spinning-off successful companies**
  - Net2Phone, IDT Entertainment (now Starz Distribution) and Genie Energy

- **Strong portfolio of assets with low CapEx and OpEx requirements**
  - Cash burn of $3MM/ year and $15MM in cash reserves

- **Straight Path Spectrum is the largest holder of 39 GHz licenses in the US**
  - Mobile data usage is exploding and massive small cell roll outs are needed to meet the increasing bandwidth demand
  - Portfolio includes 39 GHz (814 licenses) and 28 GHz LMDS (133 licenses) covering all markets, with an average of 820 MHz/market in the top 25 markets
  - Nationwide coverage with control of nearly 70% of the active 39 GHz spectrum

- **Extensive IP Portfolio that includes key patents and monetization potential**
  - Prominent contingency based litigation partners

- **Distribution strategy to distribute not less than 50% of consolidated positive net earnings to stockholders after achieving sustained profitability & certain minimum cash reserves**

# Straight Path Spectrum





# SPECTRUM ASSET HISTORY

STRAIGHTPATH

- Spectrum licenses were initially acquired by Winstar Communications
  - IDT acquired licenses along with other assets from Winstar Bankruptcy Estate in 2001 for $60 million
- In March 2012, IDT sold four 39 GHz and four 28 GHz spectrum licenses covering certain metropolitan areas for $6.8 million
- Prospective value of spectrum portfolio closely tied to deployment of small cell technologies to relieve wireless network congestion

# MARKET OPPORTUNITY

STRAIGHTPATH

**The cellular market is undergoing a transformational change from 3G to 4G**

- Demand for wireless data is expected to increase 300% by 2017
- Wireless service providers need to increase data backhaul
- Traditional fiber backhaul is cost prohibitive
- Companies are currently searching for cost-effective solutions


Global Handset Data Traffic
25,000.0
20,000.0
15,000.0
10,000.0
5,000.0
0.0
Petabytes
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
Other
Games & Applications
Video
Music
Browsing
Source: Strategy Analytics, Handset Data Traffic (2001-2017)

# LARGEST 39 GHZ HOLDER IN THE U.S.

## 39GHz Spectrum Provides a Cost Effective Solution

- Straight Path controls nearly 70% of the active licenses and has nationwide coverage
  - Covers most of U.S. and U.S. Virgin Islands, covering 300 million residents (>90% of US)
- Covers all markets with an average of 820 MHz in top 25 markets
- 100 MHz contiguous blocks
- Substantial service requirement met through 2020
- Also 133 LMDS licenses in the 28 GHz band



39 GHZ LICENSES UP TO 200 MHZ
39 GHZ LICENSES 300-500 MHZ
39 GHZ CHANNELS 600 MHZ OR MORE

# RANGE OF USES

STRAIGHTPATH

**Wireless Backhaul**

Optimized 4G roll-outs

Backhaul using 39 GHz can be an essential complement to fiber backhaul

- Fastest time to market
- Best coverage scope
- High asset re-usability
- Very high capacity

**Pico Cells**

Flexible & pervasive pico cell deployment

Pico backhaul is best served through a wireless solution using spectrum like Straight Path's

- Licensed use means boundless number of uses without further regulatory weigh-in
- Very high pico cell density can be served using links that use different parts of 39 GHz spectrum, w/o site engineering

**Next-Gen**

Flexibility for alternative uses

39 GHz affords flexibility for new uses without sacrifice of RAN spectrum

- Device-to-device short-range communications
- Solutions for emergency response or high capacity situations
- High capacity equals lots flexibility







# SPS DIFFERENTIATORS

- **National Solution** - SPS is the largest holder of 39 GHz licenses with a portfolio uniquely suited to enable comprehensive national wireless backhaul solution for small cell deployment
- **Concatenation of 50 MHz Channels** - Larger serving channels (i.e. supports 150 MHz wide channels) for very hi-throughput and quality
- **Point-to-Multi-Point (PMP) Deployment** - Allows for sectored or wide band antennas. Wide broadcast area minimizes need of precision antenna and base station placement
- **3½ inch Antennas Facilitates Street Furniture Deployment** - FCC waived rules for Category A antenna deployment to enable use of very small 39 GHz antennas integrated into small cell base stations

# SPECTRUM MONETIZATION STRATEGY

- Align with system integrators and equipment manufacturers to support nationwide 39 GHz based backhaul solution for small cell deployment
- Leasing and licensing, rather than sales and assignments, are preferred options for long term growth
- Depth of 39 GHz portfolio enables multiple national clients

# Straight Path IP Group (SPIPG)



# PATENT HOLDINGS

- Prior litigation and extensive re-examination in 2010 and 2011 has confirmed the validity of key patent claims
- Patents expire September 25, 2015 with six year look-back for damages
- List of patent holdings available on SPCI's website

# HISTORY OF PATENT PORTFOLIO

- In 1996, IDT founded Net2Phone, which helped pioneer VoIP communications
- In 2000, Net2Phone purchased NetSpeak, which held key patents, for $48 million
- In 2000, AT&T invested $1.4 billion for a 32% share of Net2Phone
- In 2006, IDT repurchased the portion of Net2Phone's stock that it did not already own
- In 2006, IDT filed a complaint against Skype/E-Bay for patent infringement
  - Case settled in 2010 -- Terms were not disclosed
- In 2012, Straight Path filed complaints in a U.S. District Court against three communications companies for infringing a number of its key patents
  - Stalker Software, Inc. (d/b/a CommuniGate Systems, Inc.), ooVoo, LLC, and Vivox, Inc.
  - Straight Path subsequently reached confidential settlements with all three defendants

# EXAMPLE PATENT ‘704



**Claim 33. A method for locating processes having dynamically assigned network protocol addresses over a computer network, the method comprising the steps of:**

- a. maintaining, in a computer memory, a network accessible compilation of entries, selected of the entries comprising a network protocol address and a corresponding identifier of a process connected to the computer network, the network protocol address of the corresponding process assigned to the process upon connection to the computer network; and
- b. in response to identification of one of the entries by a requesting process providing one of the identifier and the network protocol address to the requesting process.

# MONETIZATION STRATEGY

- SPIPG has retained legal counsel to pursue enforcement on a contingency basis
- SPIPG intends to aggressively pursue enforcement
- In addition to direct users of the IP, equipment manufacturers and others who derive benefit from our technology are potential licensees
- By initially establishing a solid record of favorable verdicts / settlements, Straight Path expects to facilitate subsequent licensing agreements

STRAIGHTPATH

## On Aug 1, 2013, Straight Path filed patent infringement actions

- **LG, Panasonic, Sony, Toshiba, Sharp, and Vizio** with the United States International Trade Commission (ITC) to halt the importation and sale of the manufacturers' infringing products in the United States.

LG Panasonic SONY TOSHIBA SHARP VIZIO

- **Bandwidth.com, Inc., Telesphere Networks Ltd., and Vocalocity** -- telecommunications providers for infringing its patents by selling and utilizing certain Voice over Internet Protocol (VoIP) products and/or services.

bandwidth.com TELESPHERE NETWORKS vocalocity

STRAIGHTPATH

## On Aug 23, 2013, Straight Path filed patent infringement actions

- **Blackberry, Huawei, Samsung, and ZTE** with United States District Court for the Eastern District of Texas over three key patents.

BlackBerry HUAWEI SAMSUNG ZTE中兴

## On Nov 5, 2013, Straight Path filed patent infringement actions

- **Vonage** with United States District Court for the Eastern District of Virginia for infringing its patents by selling and utilizing certain Voice over Internet Protocol (VoIP) products and/or services.

Vonage

# Financial Summary

## Current Assets

| (in thousands) | 2013 | 2012 |
|---|---|---|
| **ASSETS** | | |
| **CURRENT ASSETS:** | | |
| Cash and cash equivalents | $ 15,000 | $ 2,598 |
| Trade accounts receivable, net of allowance for doubtful accounts of $4 and $11 as of July 31, 2013 and 2012, respectively | 60 | 37 |
| Other current assets | 90 | 9 |
| **TOTAL CURRENT ASSETS** | $ 15,150 | $ 2,644 |
| Other Assets | 239 | 171 |
| Intangibles | 350 | — |
| **TOTAL ASSETS** | $ 15,739 | $ 2,815 |

STRAIGHTPATH

## Current Liabilities

| (in thousands) | FY 2013 | FY 2012 |
|---|---|---|
| **Trade accounts payable** | $ 1 | $ 1 |
| **Accrued expenses** | 1,473 | 1,169 |
| **Deferred revenue** | 145 | 75 |
| **Income taxes payable** | 15 | 20 |
| **TOTAL CURRENT LIABILITIES** | $ 1,634 | $ 1,265 |
| **Deferred revenue—long-term portion** | 250 | 150 |
| **Additional paid-in capital** | $ 14,114 | $ — |
| **Group equity** | — | 1,478 |
| **Total Straight Path Communications stockholders' equity** | 14,229 | 1,478 |
| **Noncontrolling interests** | (374) | (78) |
| **TOTAL EQUITY** | $ 13,855 | $ 1,400 |
| **TOTAL LIABILITIES AND EQUITY** | 15,739 | 2,815 |

# COMBINED AND CONSOLIDATED STATEMENTS OF OPERATIONS

| (in thousands, except per-share data) | Year ended July 31 2013 | 2012 |
|---|---|---|
| **REVENUES** | $ 1,130 | $ 553 |
| **COSTS AND EXPENSES:** | | |
| Direct cost of revenues | 630 | 92 |
| Selling, general and administrative | 3,115 | 1,010 |
| **TOTAL COSTS AND EXPENSES** | 3,745 | 1,102 |
| Gain on sale of rights in wireless spectrum | 150 | 5,330 |
| Loss on settlement of Straight Path Spectrum legal proceedings | (1,150) | — |
| **(LOSS) INCOME FROM OPERATIONS** | (3,615) | 4,781 |
| Interest income | 11 | 8 |
| Interest expense | — | (9) |
| Other income | — | 1 |
| **(LOSS) INCOME BEFORE INCOME TAXES** | (3,604) | 4,781 |
| Provision for income taxes | (8) | (25) |
| **NET (LOSS) INCOME** | (3,612) | 4,756 |
| Net loss attributable to noncontrolling interests | 399 | 33 |
| **NET (LOSS) INCOME ATTRIBUTABLE TO STRAIGHT PATH COMMUNICATIONS INC.** | $ (3,213) | $ 4,789 |
| (Loss) earnings per share attributable to Straight Path Communications Inc. stockholders: | | |
| Basic | $ (0.31) | $ 0.42 |
| Diluted | $ (0.31) | $ 0.39 |
| Weighted-average number of shares used in calculation of (loss) earnings per share: | | |
| Basic | 10,504 | 11,424 |
| Diluted | 10,504 | 12,425 |

# Q & A

# Appendix

# KEY ASPECTS OF STRAIGHT PATH'S SPECTRUM

- **Broad Coverage**: Straight Path Spectrum holds 814, 39 GHz licenses, covering 171 economic areas.
  - Straight Path Spectrum holds 133, 28 GHz LMDS licenses, including key markets such as NYC, San Francisco, and Orlando.

- **Ease of Use**:
  - Fast-track Registration - Links approved by the FCC in 1-2 days
  - Predefined Coverage - Area-wide licenses in both 28 GHz & 39 GHz
  - Low Interference - Few license holders and uncongested use
  - Cost effectiveness - Lower cost than fiber and other spectrum

- **Regulatory Assurance**: Straight Path has satisfied substantial service for all of it's 28 GHz and 39 GHz licenses.
  - Substantial service has been satisfied for all SPS's 39 GHz licenses covering a population of more than 300 million.
  - Straight Path can utilize its licenses until at least 2020.

# SPS NATIONWIDE SPECTRUM HOLDINGS

STRAIGHTPATH

## COVERAGE

Most of U.S. and U.S. Virgin Islands, covering 300 million residents (>90% of US)

## SCOPE

- Over 600 MHz of Spectrum in 24 of the top 25 EAs in the US, with over 1,350 MHz in NYC
- 2 EA licenses, or 200 MHz of Spectrum, in nearly every U.S. market

## CONFIGURATION

All Spectrum in 100 MHz contiguous blocks

| Service Area | Population | Grand Total | Total MHz |
|---|---|---|---|
| New York-No. New Jer.-Long Island | 26,663,330 | 8 | 800 |
| Los Angeles-Riverside-Orange County | 19,800,937 | 8 | 800 |
| Chicago-Gary-Kenosha | 10,758,118 | 10 | 1000 |
| San Francisco-Oakland-San Jose | 9,759,108 | 6 | 600 |
| Washington-Baltimore | 9,515,921 | 2 | 200 |
| Boston-Worcester-Lawrence-Lowell-Brockton | 8,228,930 | 8 | 800 |
| Dallas-Fort Worth | 9,092,705 | 9 | 900 |
| Philadelphia-Wilmington-Atl. City | 7,735,541 | 7 | 700 |
| Detroit-Ann Arbor-Flint | 6,827,726 | 8 | 800 |
| Houston-Galveston-Brazoria | 6,949,709 | 9 | 900 |
| Miami-Fort Lauderdale | 6,291,880 | 10 | 1000 |
| Atlanta | 6,690,595 | 8 | 800 |
| Cleveland-Akron | 4,583,408 | 8 | 800 |
| Minneapolis-St. Paul | 4,895,391 | 10 | 1000 |
| Seattle-Tacoma-Bremerton | 4,686,669 | 9 | 900 |
| Denver-Boulder-Greeley | 4,685,203 | 10 | 1000 |
| Puerto Rico and the U.S. Virgin Islands | 3,834,401 | 7 | 700 |
| Orlando | 4,562,642 | 6 | 600 |
| St. Louis | 3,690,263 | 11 | 1100 |
| Phoenix-Mesa | 4,351,644 | 9 | 900 |
| Indianapolis | 3,335,590 | 9 | 900 |
| Pittsburgh | 2,912,497 | 7 | 700 |
| Portland-Salem | 3,311,677 | 9 | 900 |
| San Diego | 3,095,313 | 8 | 800 |
| Kansas City | 2,693,265 | 8 | 800 |
| **Total Top - 25 Markets** | **178,952,463** | **204** | **20,400** |
| **Other Markets** | **134,319,132** | **610** | **61,000** |
| **Grand Total** | **313,271,595** | **814** | **81,400** |

## LICENSE

Unlike other >3 GHz spectrum, Straight Path's Spectrum is 100% licensed for flexible use across U.S.

## SUBSTANTIAL SERVICE

Requirement is met until 2020.

Use of Spectrum is permitted for microwave, pico cells, and others.

## 28 GHz HOLDINGS

Straight Path Spectrum holds 133, 28 GHz LMDS licenses, including licenses in key markets such as NYC, San Francisco, and Orlando.

**STRAIGHT PATH COMMUNICATIONS, INC.**

**NOTES AND MANAGEMENT'S ASSUMPTIONS TO THE PROFORMA CONDENSED COMBINED FINANCIAL STATEMENTS**

**(Unaudited)**

The following is a description of the pro forma adjustments to the combined financial statements:

(A) In connection with the planned spin-off, IDT will transfer cash to SPCI prior to the spin-off such that SPCI will have approximately $15 million in cash at the time of the spin-off. This cash transfer is reflected as if IDT made the cash contribution to SPCI on April 30, 2013.

(B) Reflected as if the 0.8 million shares of Class A common stock (based on 1.6 million shares of IDT Class A common stock that were expected to be outstanding on the record date) and 10.6 million shares of Class B common stock (based on 21.3 million shares of IDT Class B common stock that were expected to be outstanding on the record date) were issued on April 30, 2013. Such shares will be reflected in SPCI's amended and restated certificate of incorporation to be filed prior to the distribution. SPCI's current authorized capital stock consists of 1,500 shares of common stock of which 100 shares are outstanding.

(C) SPCI's historical combined financial statements include provisions for federal and state income taxes on a separate tax return basis for all periods presented. Accordingly, no pro forma adjustment for income taxes is necessary.

(D) Earnings (loss) per share is calculated as if 0.8 million shares of Class A common stock (based on 1.6 million shares of IDT Class A common stock that were expected to be outstanding on the record date) and 10.6 million shares of Class B Common Stock (based on 21.3 million shares of IDT Class B common stock that were expected to be outstanding on the record date) were issued and outstanding, The diluted earnings per share includes pro forma restricted stock subject to risk of forfeiture, unless the effect of such additional shares is anti-dilutive.

(E) Reflected as if IDT contributed the business operations to SPCI on April 30, 2013.